[Number]                                                     [Shares]
EM
COMMON SHARES                                                CUSIP 30034Q 10 9
OF BENEFICIAL INTEREST

THIS CERTIFICATE IS TRANSFERABLE IN                          SEE REVERSE FOR
CANTON, MA, JERSEY CITY, NJ                                  CERTAIN DEFINITIONS
OR NEW YORK, NY

                            Evergreen Investments SM

                    EVERGREEN UTILITIES AND HIGH INCOME FUND

                ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

This certifies that


is the owner of

                  FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF
                  BENEFICIAL INTEREST, NO PAR VALUE PER SHARE, OF
EVERGREEN UTILITIES AND HIGH INCOME FUND, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of February 4, 2004, establishing the Fund, and all amendments thereto, and the Fund's Bylaws, and all amendments thereto. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The common shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Fund and the facsimile signatures of its duly authorized officers.

                  Dated:
                                        [SEAL]
                  /s/ Michael H. Koonce                   /s/ Dennis H. Ferro
                  SECRETARY                               PRESIDENT

         COUNTERSIGNED AND REGISTERED:

                  EquiServe Trust Company, N.A.
                  TRANSFER AGENT AND REGISTRAR
                            AUTHORIZED OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - __________ Custodian ___________
                   (Custodian)           (Minor)
                   under Uniform Gifts to Minors Act ___________________
                                                       (State)
UNIF TRAN MIN ACT - __________ Custodian ___________
                    (Custodian)          (Minor)
                    under Uniform Transfers to Minors Act _________________
                                                            (State)

    Additional abbreviations may also be used through not in the above list.

    For Value Received, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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_____________________________________________   Common   Shares  of   Beneficial
Interest  represented  by  the  within  Certificate  and do  hereby  irrevocably
constitute   and  appoint   _____________________________________   Attorney  to
transfer the said stock on the books of the within-name Fund with full power of substitution in the premises.

Dated ____________________

                                     ------------------------------------------




NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: ______________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE FUND WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.